                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 25, 1999
                        (Date of earliest event reported)


                                    DQE, Inc.
             (Exact name of Registrant as specified in its charter)



Pennsylvania                         1-10290                    25-1598483
------------                         -------                    ----------
(State of                     (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)

                     Cherrington Corporate Center, Suite 100
          500 Cherrington Parkway, Coraopolis, Pennsylvania 15108-3184
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (412)262-4700


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Items 1-4.     Not Applicable.

Item 5.   Other Events.

          Incorporated herein by reference as Exhibit 99.1 is a press release, dated March 26, 1999 issued by DQE, Inc.'s wholly owned subsidiary, Duquesne Light Company. Incorporated herein by reference as Exhibits 2.1 and 2.2, respectively, are the Generation Exchange Agreement and the Nuclear Generation Conveyance Agreement, discussed in the press release.

Item 6.   Not Applicable.

Item 7.   Exhibits.

          2.1 Generation Exchange Agreement, dated as of March 25, 1999, by and between Duquesne Light Company, on the one hand, and The Cleveland Electric Illuminating Company, Ohio Edison and Pennsylvania Power Company on the other. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

          2.2 Nuclear Generation Conveyance Agreement, dated as of March 25, 1999 by and between Duquesne Light Company, on the one hand, and Pennsylvania Power Company and The Cleveland Electric Illuminating Company, on the other. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

          99.1 Press Release, dated March 26, 1999, issued by DQE, Inc.'s wholly owned subsidiary, Duquesne Light Company.

Items 8-9.     Not Applicable.

                                        2
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        DQE, Inc.
                                        ----------------------------------------
                                                      (Registrant)



March 26, 1999                                   /s/ Morgan K. O'Brien
--------------                          ----------------------------------------
(Date)                                                (Signature)
                                                    Morgan K. O'Brien
                                                Vice President, Treasurer
                                                     and Controller
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                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION

2.1 Generation Exchange Agreement, dated as of March 25, 1999, by and between Duquesne Light Company, on the one hand, and The Cleveland Electric Illuminating Company, Ohio Edison and Pennsylvania Power Company on the other. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

2.2 Nuclear Generation Conveyance Agreement, dated as of March 25, 1999 by and between Duquesne Light Company, on the one hand, and Pennsylvania Power Company and The Cleveland Electric Illuminating Company, on the other. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

99.1 Press Release, dated March 26, 1999, issued by DQE, Inc.'s wholly owned subsidiary, Duquesne Light Company.